SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 21, 2005

TENNESSEE COMMERCE BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	000-51281	62-1815881
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification Number)

381 Mallory Station Road, Suite 207, Franklin, Tennessee		37067
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (615) 599-2274

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

Item 4.01                                             Changes in Registrant’s Certifying Accountant

On November 21, 2005, Tennessee Commerce Bancorp, Inc. (the “Corporation”), dismissed its independent public accountants, Crowe Chizek and Company, LLC (“Crowe”).  Also on November 21, 2005, the Corporation appointed Kraft CPAs, PLLC (“Kraft”) as its new independent public accountants effective immediately.  The Corporation’s Board of Directors approved the appointment of Kraft, based upon the recommendation of the Audit Committee of the Board of Directors.

Crowe’s reports on the Corporation’s consolidated financial statements for each of the years ended December 31, 2004 and December 31, 2003, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2004 and December 31, 2003, and the subsequent interim period through November 21, 2005, there are no disagreements with Crowe on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Crowe’s satisfaction, would have caused Crowe to make reference to the subject matter of the disagreement in connection with its report on the Corporation’s consolidated financial statements for such years.

None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years of the Corporation ended December 31, 2004 or within the subsequent interim period through November 21, 2005.

The Corporation provided Crowe with a copy of the foregoing disclosures.  Attached as Exhibit 16.1, is a copy of Crowe’s letter, dated November 23, 2005, stating its agreement with such statements.

During the two most recent fiscal years ended December 31, 2004 and December 31, 2003, and the subsequent interim period through November 21, 2005, the Company did not consult with Kraft regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01                                             Financial Statements and Exhibits.

(a)           Financial Statements.  None

(b)          Pro Forma Financial Information.  None

(c)           Exhibits.

EXHIBIT	DESCRIPTION

16.1	Letter from Crowe Chizek and Company, LLC regarding change in independent auditor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNESSEE COMMERCE BANCORP, INC.

Dated: November 23, 2005	By:	/s/ Arthur F. Helf
	Name:	Arthur F. Helf
	Title:	Chairman and Chief Executive Officer

INDEX OF EXHIBITS

EXHIBIT	DESCRIPTION

16.1	Letter from Crowe Chizek and Company, LLC regarding change in independent auditor